Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

for the Tender of

3.50% Senior Convertible Notes due 2038 (the “Notes”)

CUSIP No. 000826TAG3

of

Affymetrix, Inc.

Pursuant to its Offer to Purchase

Dated February 3, 2012

THIS OFFER EXPIRES AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 2, 2012, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED BY THE COMPANY IN OUR SOLE DISCRETION (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Tender and Paying Agent for the Offer is:

The Bank of New York Mellon Trust Company,

N.A.

By Mail:	By Overnight Courier:	By Hand:

Bank of New York Mellon Corporation Corporate Trust Reorganization Unit 101 Barclay Street – 7 East New York, N.Y. 10286 Attn: Ms. Diane Amoroso	Bank of New York Mellon Corporation Corporate Trust Reorganization Unit 101 Barclay Street – 7 East New York, N.Y. 10286 Attn: Ms. Diane Amoroso	Bank of New York Mellon Corporation Corporate Trust Reorganization Unit 101 Barclay Street – 7 East New York, N.Y. 10286 Attn: Ms. Diane Amoroso

By Facsimile: (For Eligible Institutions Only)

(212)-298-1915

Confirm Facsimile Transmission:

(212)-815-2742

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA

FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Offer to Purchase dated February 3, 2012 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”).

Questions and requests for assistance relating to the procedures for tendering Notes and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers on the back cover of this Letter of Transmittal.

This Letter of Transmittal and the instructions hereto (the “Letter of Transmittal”) and the Offer to Purchase (together with this Letter of Transmittal, as amended from time to time, the “Offer Documents”) constitute the Company’s offer (the “Offer”) to purchase the Notes for cash, on the terms set forth in the Offer to Purchase from Holders of the Notes.

This Letter of Transmittal is to be used by each registered Holder of Notes. If you desire to tender such Notes and: (1) you hold such Notes in book entry form through the Depository Trust Company (“DTC”), then you may transfer such Notes through DTC’s Automated Tender Offer Program (“ATOP”), following the procedures set forth in the Offer to Purchase under “Procedures for Tendering”; or (2) you hold physical certificates evidencing such Notes, then you must complete and sign this Letter of Transmittal in accordance with the instructions set forth herein, have the signature hereon guaranteed, if required, and send or deliver the manually signed Letter of Transmittal, together with any certificates you hold evidencing the Notes you are tendering and any other required documents to the Tender and Paying Agent at its address set forth in this Letter of Transmittal.

DTC has confirmed that the tender of Notes pursuant to this Offer is eligible for ATOP. To effectively tender Notes eligible for ATOP that are held through DTC, DTC participants may, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Transfer and Paying Agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Transfer and Paying Agent’s account at DTC and send an Agent’s Message to the Tender and Paying Agent for its acceptance. The confirmation of a book-entry transfer into the Transfer and Paying Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” Delivery of documents to DTC does not constitute delivery to the Transfer and Paying Agent. The term “Agent’s Message” as used herein means a message transmitted by DTC to, and received by, the Tender and Paying Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC described in such Agent’s Message, stating (a) such participant has received and agrees to be bound by the terms and conditions of the Offer as set forth in the Offer to Purchase and this Letter of Transmittal and that we may enforce such agreement against such participant, (b) such participant has full power and authority to tender, exchange, assign and transfer the Notes, (c) such participant is not our “affiliate” and (d) when the tendered Notes are accepted for payment by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.

In the event that the Offer is terminated or otherwise not completed, the Purchase Price will not be paid or become payable to Holders who have validly tendered their Notes in the Offer, and any tendered Notes will be returned to you or credited to your account.

The Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders should carefully review such information.

The Offer is not being made to, nor will tenders of Notes be accepted from or on behalf of, Holders in any jurisdiction in which the making or acceptance of the Offer would not be in compliance with the laws of such jurisdiction.

Holders who hold physical certificates evidencing their Notes and wish to tender their Notes must complete, execute and deliver this Letter of Transmittal. If you do not wish to tender your Notes, you do not need to return this Letter of Transmittal or take any other action. If you hold your Notes through a broker, your broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. See Instruction 10 below.

METHOD OF DELIVERY

☐	CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE TENDER AND PAYING AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted. This Letter of Transmittal need not be completed by Holders tendering Notes by ATOP.

DESCRIPTION OF NOTES TENDERED

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)	Aggregate Principal Amount Represented*	Principal Amount Tendered*

Total Principal Amount Tendered $

*	Unless otherwise indicated in this column labeled “Principal Amount Tendered” and subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 2.

The names and addresses of the registered Holders should be printed exactly as they appear on the certificates representing Notes tendered hereby.

If you do not wish to tender your Notes, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated February 3, 2012 (the “Offer to Purchase”), of Affymetrix, Inc. (the “Company”), and this Letter of Transmittal and instructions hereto (the “Letter of Transmittal” and, together with the Offer to Purchase, as amended from time to time, the “Offer Documents”), which together constitute the Company’s offer (the “Offer”) to purchase the Notes for cash, on the terms set forth in the Offer to Purchase.

Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of Notes indicated above.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Notes that are being tendered hereby, waives any and all other rights with respect to the Notes, and releases and discharges the Company from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, the Notes, including, without limitation: any claims arising from any existing or past defaults; any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes (other than the Accrued Interest), to convert the Notes into the Company’s common stock or to participate in any redemption of the Notes; the Holder’s disposition of the Notes pursuant to this Offer; or, any decline in the value of the Notes up to and including the Expiration Date.

The undersigned hereby irrevocably constitutes and appoints the Tender and Paying Agent the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Tender and Paying Agent also acts as the agent of the Company, with respect to such Notes, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, the Company, (2) present such Notes for transfer of ownership on the relevant security register, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes (except that the Tender and Paying Agent will have no rights to, or control over, funds from the Company, except as agent for the undersigned, for the consideration to be paid in exchange for any such Notes that are purchased by the Company), all in accordance with the terms of and conditions to the Offer as described in the Offer Documents.

The undersigned understands and acknowledges that the Offer will expire on the Expiration Date, unless extended or earlier terminated.

Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that checks for payments of the Purchase Price and Accrued Interest to be made in connection with the Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued to the undersigned at the address(es) shown above. In the event that the “Special Payment Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, certificates for such Notes be delivered to, and checks for payments of the Purchase Price and Accrued Interest be issued in the name(s) of, and be delivered to, the person(s) at the addresses so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Notes from the name of the registered Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered.

Tenders of Notes may be validly withdrawn up to and including 5:00 p.m., New York City time, on the Withdrawal Date, but, except as provided in the Offer to Purchase or required by law, after such time may not be validly withdrawn; provided that, if the Company has not yet accepted for payment the Notes the undersigned has tendered to the Company, the undersigned may also withdraw the tendered Notes after 5:00 p.m., New York City time, on March 30, 2012, which is the 40th business day following the commencement of the Offer. If the Company increases the Purchase Price, the Company will ensure that the Offer with respect to which such increase is made remains open for ten business days thereafter. If the Company extends the Offer beyond the Expiration Date, you can withdraw at any time until the extended expiration of the Offer.

For a withdrawal of a tender of Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Tender and Paying Agent at or prior to 5:00 p.m., New York City time, on the Withdrawal Date, by mail, fax or hand delivery or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (a) specify the name of the person who tendered the Notes to be withdrawn, the name in which those Notes are registered (or, if tendered by a book-entry transfer, the name of the participant in DTC whose name appears on the security position listing as the owner of such Notes), if different from that of the person who deposited the Notes, (b) contain the description of the Notes to be withdrawn, the certificate number or numbers of such Notes, unless such Notes were tendered by book-entry delivery, and the aggregate principal amount represented by such Notes, (c) unless transmitted through ATOP, be signed by the Holder thereof in the same manner as the original signature on this Letter of Transmittal, including any required signature guarantee(s), or be accompanied by documents of transfer sufficient to have The Bank of New York Mellon Trust Company, N.A. as the trustee of the Notes (the “Trustee”) register the transfer of the Notes into the name of the person withdrawing such Notes and (d) if this Letter of Transmittal was executed by a person other than the registered Holder, be accompanied by a properly completed irrevocable proxy that authorized such person to effect such withdrawal on behalf of such Holder.

In the event of a termination of the Offer, the tendered Notes will promptly be returned to the Holder or credited to such Holder’s account through DTC and such Holder’s DTC participant, unless otherwise indicated under “Special Delivery Instructions.”

The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer Documents and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for purchase by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Tender and Paying Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes, or defectively tendered Notes with respect to which the Company has waived such defect, if, as and when the Company gives oral or written notice thereof to the Tender and Paying Agent.

The undersigned understands that, as set forth in the Offer to Purchase, the Company will not be required to accept for purchase any of the Notes tendered.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Tender and Paying Agent, until receipt by the Tender and Paying Agent of (1) certificates representing such Notes or timely confirmation of a book-entry transfer of such Notes into the Tender and Paying Agent’s account at DTC pursuant to the procedures set forth in this section, (2) a properly completed and duly executed Letter of Transmittal or a properly transmitted Agent’s Message through ATOP, and (3) any other documents required by this Letter of Transmittal at or prior to 5:00 p.m., New York City time, on the Expiration Date, as applicable, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, which determination shall be final and binding.

CA Civil Code Section 1542. The undersigned acknowledges that he, she or it has had the opportunity to seek legal counsel and that he, she or it is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The undersigned expressly waives any rights he, she or it and his, her or its Affiliates may have under such code section, as well as under any other statute or common law principle of similar effect.

The undersigned understands that payment will be deemed to have been made by the Company upon the transfer by the Company of the Purchase Price, plus Accrued Interest on the Notes purchased by the Company, payable to the Tender and Paying Agent or, in accordance with the Tender and Paying Agent’s instructions, to DTC. A Holder that tenders Notes further acknowledges and agrees that (1) under no circumstances will interest on the Purchase Price be paid by the Company because of any delay in the transmission of funds to Holders by the Tender and Paying Agent or DTC and (2) the payment made by the Company to the Tender and Paying Agent or, upon the instructions of the Tender and Paying Agent, to DTC, will fully discharge our obligations to make payment in relation to the Offer and in no event will we be liable for interest or damages in relation to any delay or failure of payment to be remitted to any Holder.

SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 2, 3, 4, 5 and 6)	(See Instructions 2, 3, 4, 5 and 6)

To be completed ONLY if the check for the Purchase Price of the Notes purchased and any Accrued Interest (less the amount of any federal income tax or backup withholding required to be withheld) is to be issued in the name of and mailed to someone other than the undersigned.

To be completed ONLY if Notes tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at DTC other than that designated in the box entitled “Method of Delivery” above.

☐ Credit Notes delivered by book-entry transfer and not purchased to:

Name	Name
(Please Print)	(Please Print)

Address	Address

(Zip Code)	(Zip Code)

Taxpayer Identification Number	Taxpayer Identification Number

DTC Account Number:

SIGN HERE

(Please complete and return the attached substitute Form W-9 (or an applicable Form W-8) below unless an Agent’s Message is delivered through the facilities of DTC or Notes are being tendered through DTC’s ATOP system)

Signature(s) of Noteholder(s)

Dated , 20

Name(s)

(Please Print or Type)
Capacity (full title)

Address

(Zip Code)

Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) as a DTC participant on a security position listing or by persons(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 3.)

Guarantee of Signature(s) (If required; see Instruction 3) (For use by Eligible Institutions only. Place medallion guarantee in space below)

Name of Firm

Address

(Zip Code)
Authorized Signature

Name
(Please Print)

Area Code and Telephone Number

Dated , 20

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Delivery of this Letter of Transmittal and Certificates for Notes or Book-Entry Confirmations; Withdrawal of Tenders. This Letter of Transmittal is to be used by each registered Holder if (1) certificates representing Notes are to be physically delivered to the Tender and Paying Agent herewith by such Holder or (2) tender of Notes is to be made by book-entry transfer to the Tender and Paying Agent’s account at DTC, and, in each case, instructions are not being transferred through ATOP. The method of delivery of this Letter of Transmittal, the Notes and all other required documents to the Tender and Paying Agent is at the election and risk of Holders, and delivery will be deemed made when actually received or confirmed by the Tender and Paying Agent. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Tender and Paying Agent at or prior to such respective date. No alternative, conditional or contingent tenders of the Notes will be accepted. This Letter of Transmittal and Notes should be sent only to the Tender and Paying Agent. Delivery of documents to DTC, the Information Agent or the Company does not constitute delivery to the Tender and Paying Agent.

DTC has confirmed that the tender of Notes pursuant to this Offer is eligible for ATOP. To effectively tender Notes eligible for ATOP that are held through DTC, DTC participants may, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Tender and Paying Agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Tender and Paying Agent’s account at DTC and send an Agent’s Message to the Tender and Paying Agent for its acceptance. The confirmation of a book-entry transfer into the Tender and Paying Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” Delivery of documents to DTC does not constitute delivery to the Tender and Paying Agent. The term “Agent’s Message” as used herein means a message transmitted by DTC to, and received by, the Tender and Paying Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC described in such Agent’s Message, stating (a) such participant has received and agrees to be bound by the terms and conditions of the Offer as set forth in the Offer to Purchase and this Letter of Transmittal and that the Company may enforce such agreement against such participant, (b) such participant has full power and authority to tender, exchange, assign and transfer the Notes, (c) such participant is not an “affiliate” of the Company and (d) when the tendered Notes are accepted for payment by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. Holders desiring to tender Notes at or prior to 5:00 p.m., New York City time, on the Expiration Date, through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on such respective date.

All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, or delivery of an Agent’s Message through ATOP, waive any right to receive notice of the acceptance of their Notes for purchase.

Holders who wish to exercise their right of withdrawal with respect to the Offer must give written notice of withdrawal, delivered by mail, hand delivery or manually signed facsimile transmission, or a properly transmitted “Request Message” through ATOP, which notice must be received by the Tender and Paying Agent at its address set forth on the cover of this Letter of Transmittal at or prior to 5:00 p.m., New York City time, on the Withdrawal Date or at such other permissible times as are described in the Offer to Purchase. In order to be valid, a notice of withdrawal must include the items listed in the Offer to Purchase. Holders may not rescind withdrawals of tendered Notes. However, validly withdrawn Notes may be re-tendered by following the procedures therefor described elsewhere in the Offer to Purchase at any time at or prior to the Expiration Date.

2. Partial Tenders. Valid tenders of Notes pursuant to the Offer will be accepted only in principal amounts of $1,000, or multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the column of the box entitled “Description of Notes Tendered” herein. The entire principal amount represented by the certificates for all Notes delivered to the Tender and Paying Agent will be deemed to have been tendered, unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, Notes representing such untendered amount will be sent to, or if tendered by book-entry transfer through DTC, returned by credit to the account at DTC designated herein of, the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4), promptly after the Settlement Date.

3. Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listed as the owner of the Notes.

If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If this Letter of Transmittal is signed by the Holder, and certificates for any principal amount of Notes not tendered or not accepted for purchase are to be issued, or if any principal amount of Notes that is not tendered or not accepted for purchase is to be reissued or returned, to or, if tendered by book-entry transfer, credited to the account at DTC of, the Holder, and checks for payments of the Purchase Price and Accrued Interest to be made in connection with the Offer are to be issued to the order of the Holder, then the Holder need not endorse any certificates for tendered Notes, nor provide a separate bond power. In any other case, the Holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal, in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of the Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing, with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by a Medallion Signature Guarantor.

If this Letter of Transmittal or any certificates for Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company and the Tender and Paying Agent of their authority so to act must be submitted with this Letter of Transmittal.

Endorsements on certificates for Notes and signatures on bond powers provided in accordance with this Instruction 3 by registered Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

No signature guarantee is required if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered herewith, or by a participant in DTC whose name appears on a security position listing as the owner of the Notes, and the payment of the Purchase Price and Accrued Interest is to be made, or any Notes for principal amounts not tendered or not accepted for purchase are to be issued, directly to such Holder(s), or, if signed by a participant in DTC, any Notes for principal amounts not tendered or not accepted for purchase are to be credited to such participant’s account at DTC, and neither the “Special Payment Instructions” box nor the “Special Delivery Instructions” box of this Letter of Transmittal has been completed or (b) such Notes are tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority or a commercial bank, trust company or other nominee having an office or correspondent in the United States. In all other cases, all signatures on Letters of Transmittal and endorsements on certificates, signatures on bond powers, if any, accompanying Notes must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”).

4. Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks for payment of the Purchase Price and Accrued Interest to be made in connection with the Offer are to be issued or sent, if different from the name and address of the registered Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. If no instructions are given, payment of the Purchase Price and Accrued Interest to be made in connection with the Offer will be made to, and Notes not tendered or not accepted for purchase will be returned to, the registered Holder of the Notes tendered. The Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Notes from the name of the registered Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes.

5. Backup Withholding. This disclosure is limited to the federal tax issues addressed herein. Additional issues may exist that are not addressed in this disclosure and that could affect the federal tax treatment of the Offer. The tax disclosure was written by the Company in connection with the promotion or marketing of the Offer, and it cannot be used by any person for the purpose of avoiding penalties that may be asserted against the person under the Internal Revenue Code of 1986, as amended. You should seek your own advice based on your particular circumstances from an independent tax advisor. Under the U.S. federal income tax laws, unless certain certification requirements are met, the Tender and Paying Agent generally will be required to withhold at the applicable backup withholding rate (currently 28%) from any payments made to certain Holders or other payees pursuant to the Offer. In order to avoid such backup withholding, each surrendering U.S. Holder, and, if applicable, each other U.S. payee, must provide the Tender and Paying Agent with such Holder’s or payee’s correct taxpayer identification number and certify that such Holder or payee is not subject to such backup withholding by completing the enclosed Substitute Form W-9. In general, if a Holder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Holder or payee does not provide the Tender and Paying Agent with its correct taxpayer identification number, the Holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain Holders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should furnish their taxpayer identification numbers, check the exemption box in Part 2 of the attached Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Tender and Paying Agent. In order to satisfy the Tender and Paying Agent that a foreign person qualifies as an exempt recipient, such Holder or payee must submit to the Tender and Paying Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that person’s exempt status. Such W-8 can be obtained from the Information Agent or the Internal Revenue Service (www.irs.gov/formspubs/index.html). For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Notes are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

6. Transfer Taxes. Except as provided in this Instruction 6, the Company will pay any transfer taxes with respect to the tender of Notes pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or Notes not tendered or not purchased are to be registered in the name of, any person other than the registered Holder(s) of the Notes, the amount of any transfer taxes (whether imposed on the registered Holder(s) of the Notes, such other person or otherwise) payable on account of the transfer to such person will be deducted from the payment unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

7. Irregularities. All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Notes that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes. The Company’s interpretations of the terms and conditions of the Offer, including the instructions in this Letter of Transmittal, will be final and binding. No tender of Notes will be deemed to have been validly made until all defects or irregularities with respect to such Notes have been waived by the Company or cured. All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Notes for purchase. None of the Company, the Trustee, the Tender and Paying Agent, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes or will incur any liability for failure to give any such notice.

8. Waiver of Conditions. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time.

9. Mutilated, Lost, Stolen or Destroyed Certificates for Notes. Any Holder whose certificates for Notes have been mutilated, lost, stolen or destroyed should contact the Trustee to receive information about the procedures for obtaining replacement certificates for Notes.

10. Requests for Assistance or Additional Copies. Questions and requests for assistance relating to the procedures for tendering Notes and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers on the back cover of this Letter of Transmittal.

IMPORTANT: In order to tender, a Holder should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Tender and Paying Agent at the address set forth on the cover of this Letter of Transmittal or tender pursuant to DTC’s ATOP system. This Letter of Transmittal, properly completed and duly executed, together with confirmation of book-entry transfer and all other required documents, must be received before 5:00 p.m., New York City time, on the Expiration Date.

PAYER’S NAME: The Bank of New York Mellon Trust Company, N.A.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Name (as shown on your income tax return)

Business name / disregarded entity name, if different from above

Check appropriate box:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership)
☐ Other
Address (number, street and apt. or suite number)

City, state, and ZIP code

Part 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”

Social Security Number

OR

Employer Identification Number

PART 2 —Exempt Payees— Check the box if you are NOT subject to backup withholding. ☐
PART 3 — Certification — Under penalties of perjury, I certify that: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE                                                                                                                   DATE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature                                                                                           Date                     , 20

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer – Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the NAME and SSN or EIN of:	For this type of account:	Give the NAME AND EIN OF:

1. Individual	The individual	7. Disregarded entity not owned by an individual	The owner

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the	8. A valid trust, estate or pension trust	Legal entity (4)
	account (1)	9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	10. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee) b. The so-called trust account that is not a legal or valid trust under State law	The grantor-trustee (1) The actual owner (1)	11. Partnership or multi-member LLC 12. A broker or registered nominee	The partnership or LLC The broker or nominee

5. Sole proprietorship or disregarded entity owned by an individual	The owner (3)	13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A)	The grantor*	14. Grantor trust filing under Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B)	The trust

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name on the “Business name / disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).
*	Grantor also must provide a Form W-9 to trustee of trust.

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Exempt Payees

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (5), (7) through (13) and C corporations are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT PAYEE” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

The Tender and Paying Agent for the Offer is:

The Bank of New York Mellon Trust Company, N.A.

Bank of New York Mellon Corporation

Corporate Trust Reorganization Unit

101 Barclay Street – 7 East

New York, N.Y. 10286

Attn: Ms. Diane Amoroso

By Facsimile Transmission:

(212)-298-1915

Telephone:

(212)-815-2742

The Information Agent for the Offer is:

Global Bondholder Services Corporation

Global Bondholder Services Corporation

65 Broadway – Suite 404

New York, New York 10006

Attn: Corporate Actions

Banks and Brokers call: (212) 430-3774

Toll free (866) 804-2200